                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                          ----------------------------------

                                      FORM 8-K/A

                                  Amendment No. 1 to
                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                    July 29, 1996, to amend 8-K dated May 13, 1996
- --------------------------------------------------------------------------------
                  (Date of Report - date of earliest event reported)


                             Legal Research Center, Inc.

- --------------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

Minnesota                           0-26548                           41-1680384

- --------------------------------------------------------------------------------
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   file number)               Identification No.)
incorporation)

700 Midland Square Building
331 Second Avenue South
Minneapolis, Minnesota                                                     55401

- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                    (612) 332-4950

- --------------------------------------------------------------------------------
                 (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                                                            PAGE
                                                                            ----
(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

THE LAW OFFICE, INC. (A DEVELOPMENT STAGE COMPANY)

    Independent Auditor's Report                                              3
    Balance Sheet dated December 31, 1995                                     4
    Statement of Operations from May 3, 1995,
         date operations commenced, to December 31, 1995                      5
    Statement of Stockholders' Deficit from May 3, 1995,
         date operations commenced, to December 31, 1995                      6
    Statement of Cash Flows from May 3, 1995,
         date operations commenced, to December 31, 1995                      7
    Notes to Financial Statements                                             8

(b) PRO FORMA FINANCIAL INFORMATION:

LEGAL RESEARCH CENTER, INC. AND SUBSIDIARY

    Unaudited Pro Forma Consolidated Financial Statements --
         Introductory Statement                                              11
    Unaudited Pro Forma Consolidated Balance Sheet dated
         March 31, 1996                                                      12
    Unaudited Pro Forma Consolidated Statement of Operations
         for the Year Ended December 31, 1995                                13
    Unaudited Pro Forma Consolidated Statement of Operations
         for the Three Months Ended March 31, 1996                           13
    Notes to Pro Forma Consolidated Financial Statements                     14

                             INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
The Law Office, Inc.
Seattle, Washington

We have audited the accompanying balance sheet of The Law Office, Inc. (A Development Stage Company) as of December 31, 1995, and the related statements of operations, stockholders' deficit, and cash flows for the period from May 3, 1995, date operations commenced, to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Law Office, Inc. (A Development Stage Company) as of December 31, 1995, and the results of its operations and its cash flows for the period from May 3, 1995, date operations commenced, to December 31, 1995, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered a significant loss from operations and its total liabilities exceeds its total assets. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ McGladrey & Pullen, LLP


Minneapolis, Minnesota
June 20, 1996

THE LAW OFFICE, INC.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
DECEMBER 31, 1995

ASSETS
- --------------------------------------------------------------------------------
Current Assets
  Cash                                                            $         25
  Customer deposits held in escrow by an officer                        10,000
  Prepaid expenses                                                      13,625
                                                                  -------------
          TOTAL CURRENT ASSETS                                          23,650
                                                                  -------------

Furniture and Equipment, at cost                                        21,956
  Less accumulated depreciation                                            534
                                                                  -------------
                                                                        21,422
                                                                  -------------

Capitalized Development Costs (Note 3)                                  39,805
                                                                  -------------
          TOTAL ASSETS                                            $     84,877
                                                                  -------------
                                                                  -------------

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Notes payable (Note 4)                                          $    208,539
  Customer deposits                                                     10,000
  Accounts payable and accrued expenses                                 71,533
                                                                  -------------
          TOTAL CURRENT LIABILITIES                                    290,072
                                                                  -------------

Commitments (Note 6)

Stockholders' Deficit
  Common stock, no par value; authorized 50,000 shares;
    issued 101.5 shares                                                 10,525
  Advance on common stock retirement (Note 6)                          (10,000)
                                                                  -------------
                                                                           525

  Deficit accumulated during the development stage                    (205,720)
                                                                  -------------
                                                                      (205,195)
                                                                  -------------
                                                                  $     84,877
                                                                  -------------
                                                                  -------------

See Notes to Financial Statements.

THE LAW OFFICE, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS
FROM MAY 3, 1995, DATE OPERATIONS COMMENCED, TO DECEMBER 31, 1995


- --------------------------------------------------------------------------------
Operating costs:
  Marketing and sales                                             $   (147,547)
  General and administrative                                           (54,144)
                                                                  -------------
          OPERATING LOSS                                              (201,691)

Interest expense                                                        (4,029)
                                                                  -------------
          NET LOSS                                                $   (205,720)
                                                                  -------------
                                                                  -------------

See Notes to Financial Statements.

THE LAW OFFICE, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' DEFICIT
FROM MAY 3, 1995, DATE OPERATIONS COMMENCED, TO DECEMBER 31, 1995


                                                                                 Deficit
                                                                               Accumulated
                                                 Common Stock                    During              Total
                                        ----------------------------           Development       Stockholders'
                                            Shares           Amount               Stage             Deficit
- ----------------------------------------------------------------------------------------------------------------
Initial sale of common stock,
    June 1994 (Note 1)                           100.0       $        -       $        -                    -
Contributed capital, May 1995                       -              4,000               -                4,000
Common stock issued in lieu of
    compensation, December 1995                    1.5             6,525               -                6,525
Advance on common stock
    retirement, September 1995                      -            (10,000)              -              (10,000)
Net loss                                            -                 -          (205,720)           (205,720)
                                             -----------------------------------------------------------------
Balance, December 31, 1995                       101.5              $525      $  (205,720)     $     (205,195)
                                             -----------------------------------------------------------------
                                             -----------------------------------------------------------------

See Notes to Financial Statements.

                                                                      6



THE LAW OFFICE, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
FROM MAY 3, 1995, DATE OPERATIONS COMMENCED, TO DECEMBER 31, 1995


- --------------------------------------------------------------------------------

Cash Flows From Operating Activities
  Net loss                                                                             $   (205,720)
  Adjustments to reconcile net loss to net cash used in operating activities
    Depreciation                                                                              1,461
    Loss from involuntary disposition of asset                                                  292
    Insurance proceeds on involuntary disposition                                             4,846
    Common stock issued in lieu of compensation                                               6,525
    Note payable issued for officer compensation                                             15,000
    Changes in assets and liabilities:
       Prepaid expenses                                                                     (13,625)
       Accounts payable and accrued expenses                                                 62,085
                                                                                        ------------
            NET CASH USED IN OPERATING ACTIVITIES                                          (129,136)
                                                                                        ------------

Cash Flows From Investing Activities
  Purchases of furniture and equipment                                                      (18,573)
  Capitalized development costs                                                             (39,805)
                                                                                        ------------
            NET CASH USED IN INVESTING ACTIVITIES                                           (58,378)
                                                                                        ------------

Cash Flows From Financing Activities
  Proceeds from issuance of stock                                                             4,000
  Stock redemption                                                                          (10,000)
  Proceeds on note payables                                                                 193,539
                                                                                        ------------
            NET CASH PROVIDED BY FINANCING ACTIVITIES                                       187,539
                                                                                        ------------

            INCREASE IN CASH AND CASH EQUIVALENTS                                                25

Cash and Cash Equivalents
  Beginning                                                                                     -
                                                                                        ------------
  Ending                                                                               $         25
                                                                                        ------------
                                                                                        ------------

Supplemental Schedule of Noncash Investing and Financing Activities
  Furniture purchased included in accounts payable                                     $      9,448
  Customer deposits held in escrow by an officer                                             10,000
                                                                                        ------------
                                                                                        ------------


See Notes to Financial Statements.

THE LAW OFFICE, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

NOTE 1.   NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS AND CREDIT RISK: The Law Office, Inc. (A Development Stage Company) (the Company) is a development stage entity which will provide Microsoft and Internet content by way of the Company's home page. The Company plans to be a full-service, online commercial center offering a variety of goods and services to legal professionals and a variety of legal-related goods and services to the general public. Revenues are derived from the leasing of space on the home page and from the sale of services through the home page. Leasing fees are recognized ratably over the life of the contract while service fees are recognized upon usage of the services by the customer.

The Company was incorporated under Subchapter S of the Internal Revenue Code on June 24, 1994. On May 3, 1995, the date operations commenced, Legal Research Center, Inc. (LRC) purchased 25 percent of Company's common stock which converted the Company to a C Corporation under the Internal Revenue Code. Activity between these dates was insignificant and was reported in the individual tax returns of the shareholders.

The Company has entered into an agreement with Microsoft Online Services Partnership. This agreement allows the Company to advertise and provide online and offline products on the network. Fees paid to Microsoft are dependent upon the service(s) provided but range from 5 to 30 percent of revenues received.

The Company has entered into three contracts as of December 31, 1995, with companies who will provide online legal services on the Microsoft Network.
These companies will specialize in one area of law under the Company's home page and are referred to as National Practice Chairs (NPC). Fees generated by the NPC are divided between Microsoft Online Services Partnership, the Company, and the NPC in various percentages depending upon the service provided.

At December 31, 1995, the Company was in the process of completing contracts with four customers. As a result, customer deposits totaling $10,000 were held by an officer of the Company awaiting the completion of the contracts.

The Company leases office space from a related party for $1,700 per month.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEPRECIATION: Depreciation is computed using the straight-line method over three to five years.

FAIR VALUE OF FINANCIAL INSTRUMENTS: At December 31, 1995, the Company adopted Financial Accounting Standards Board Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, which requires disclosure of fair value information of financial instruments.

NOTE 1.    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER RECEIVABLES AND ADVANCES: The carrying value approximates fair value due to the short term nature of these receivables and advances.

NOTES PAYABLE: The carrying value approximates fair value due to the associated interest rate approximating the current rate available on similar notes.

NOTE 2.   GOING CONCERN

The Company's ability to continue as a going concern is ultimately dependent upon the successful marketing of its products and services online to attorneys and other potential consumers. The Company is also currently dependent on its operating cash flow from LRC, a related party, as sufficient revenues to offset costs have not been generated to date.

The Company has recently introduced The Law Office home page directly on the Internet, mitigating the need for a potential customer to be a Microsoft Network subscriber. Management believes that it will be able to successfully address the issue of cash flows by focusing all its current efforts on generating revenues from the products and services currently available to attorneys and consumers on the Internet. All the resources of the Company have recently been refocused to achieve revenue growth before any additional substantial amounts are committed for development.

The Company also expects LRC to continue to provide a minimum level of operating funds for a period of time in the future until sufficient cash flows are received from revenues generated by the Company. In addition, the Company continues to have discussions with potential investors which would provide cash flows for additional development, growth, and operational activities.

There can be no assurances that the Company's efforts to generate revenues will be successful. Additionally, there can be no assurances that LRC will continue to provide funding for operations of the Company or that new investors will agree to provide funding for the Company.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which contemplates the continuation of the Company as a going concern, and do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3.   CAPITALIZED DEVELOPMENT COSTS

The Company has capitalized the cost of developing the home page and the content that is to be provided online on the Microsoft Network and the Internet. Costs capitalized primarily include employee costs associated with these activities and amounts paid to third parties for development activities. These costs will be amortized over the period of expected benefit.

NOTE 4.   NOTES PAYABLE

The Company has a $15,000 accrued payable to an officer of the Company for compensation associated with past services. Subsequent to year end, an unsecured note was signed with terms that the note is due from the proceeds of any future debt or equity financing and does not bear an interest rate. As of December 31, 1995, the accrued payable has been classified as a note payable.

At December 31, 1995, the Company has $193,539 in unsecured notes payable to LRC, a related party. These notes represent advances made by LRC during 1995 and bear interest at 10 percent. These notes are payable at the earlier of any future equity financing or one year from the date of the advance.

NOTE 5.   INCOME TAXES

The income tax benefit computed at the statutory rate for the year ended December 31, 1995, is $82,300, which is offset by a valuation allowance of $82,300. At December 31, 1995, the Company has loss carryforward of $205,000 which will expire in 2010. As a result of the sale of the Company subsequent to year end (Note 6), the amount of the net operating loss carryforward that may be utilized annually will be limited under Section 382 of the Internal Revenue Service Code.

NOTE 6.   SUBSEQUENT EVENT

On February 13, 1996, the Company's stockholders entered into an agreement to sell their outstanding shares to LRC. LRC paid $50,750 in cash and issued 121,800 shares of LRC common stock and options to acquire an additional 101,500 shares of LRC stock at $3.50 per share. The closing for the sale occurred on May 13, 1996, when the Company became a wholly-owned subsidiary of LRC.

The Company has been advanced additional amounts by LRC totaling $306,854, through April 30, 1996, to fund operations. These advances are evidenced by notes payable, bear interest at 10 percent and are payable at the earlier of any future equity financing or one year from the date of the advance.

On May 7, 1996, the Company purchased 25 shares of its outstanding stock for $10,000 (paid before December 31, 1995) and issued a $140,000 note payable. The note is non-interest bearing and is due from the proceeds of any future debt or equity financing exceeding $500,000.

The Company entered into three-year employment agreements with two officers of the Company commencing January 31, 1996. The agreements require annual base salaries of $60,000 and $80,000 for each officer plus goal-oriented incentives to be paid in cash and/or stock of the Company or LRC. All amounts may be adjusted by the Board of Directors.

LEGAL RESEARCH CENTER, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma consolidated financial statements are based on the historical financial statements of Legal Research Center, Inc. (LRC). These statements also show the unaudited pro forma information to give effect to the acquisition of The Law Office (TLO), which was acquired as of May 13, 1996.
This acquisition was accounted for as a purchase. The accompanying unaudited pro forma consolidated balance sheet reflects this acquisition as if it occurred at March 31, 1996. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1995, and the quarter ended March 31, 1996, reflects the acquisition as if it occurred on May 3, 1995, the date operations commenced for TLO.

The pro forma financial statements do not purport to represent what the Company's results of operations or financial condition would actually have been if the transactions had occurred on the dates indicated or to project the Company's results or financial condition for or at any future period or date. The pro forma financial statements are presented for comparative purposes only. The pro forma adjustments, as described in the accompanying data, are based on available information and certain assumptions that management believes are reasonable.

The unaudited pro forma information with respect to the acquisition is based on the historical financial statements of TLO. The purchase price for the acquisition is allocated to the tangible and identified intangible assets and liabilities of TLO based upon management's preliminary estimates of their fair value with the remainder, if any, allocated to goodwill. The allocation of purchase price for the acquisition is subject to revision. In the opinion of the Company's management, the asset and liability valuations for the acquisition will not be materially different from the pro forma financial statements presented.

LEGAL RESEARCH CENTER, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA  CONSOLIDATED BALANCE SHEET
MARCH 31, 1996

                                                                                                  Pro Forma
                                                               Legal Research     The Law    -----------------------------
ASSETS                                                           Center, Inc.   Office, Inc.   Adjustments      Combined
- --------------------------------------------------------------------------------------------------------------------------
Current Assets
  Cash and cash equivalents                                    $    2,927,719    $    25,756  $     750 (1)   $ 2,954,225
  Accounts receivable:
    Trade accounts, net                                               369,367              -              -       369,367
    Unbilled services                                                 222,201              -              -       222,201
  Related party notes receivable                                       53,333              -              -        53,333
  Other                                                                 5,789         13,007              -        18,796
                                                                ----------------------------------------------------------
            TOTAL CURRENT ASSETS                                    3,578,409         38,763        750         3,617,922
                                                                ----------------------------------------------------------

Other Assets
  Investment in and notes receivable from The Law Office, Inc         372,453              -   (372,453)(3)             -
  Investment in American Research Corporation                         100,000              -              -       100,000
  Capitalized development costs                                        22,400         70,806    (70,806)(1)        22,400
  Intangible assets                                                         -              -    945,331 (1)       945,331
                                                                ----------------------------------------------------------
            TOTAL OTHER ASSETS                                        494,853         70,806    502,072         1,067,731
                                                                ----------------------------------------------------------

Furniture and Equipment, at cost                                      237,317         33,342     (2,125)(2)       268,534
  Less accumulated depreciation                                       (57,013)        (2,125)     2,125 (2)       (57,013)
                                                                ----------------------------------------------------------
            FURNITURE AND EQUIPMENT, NET                              180,304         31,217              -       211,521
                                                                ----------------------------------------------------------
            TOTAL ASSETS                                       $    4,253,566    $   140,786  $ 502,822       $ 4,897,174
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Liabilities
  Notes payable                                                $            -    $   379,241  $(364,241)(3)   $   155,000
                                                                                                140,000 (4)
  Noncompete Agreement                                                      -              -     30,000 (1)        30,000
  Accounts payable                                                    137,256         66,258              -       203,514
  Client advances                                                      23,878              -              -        23,878
  Accrued expenses                                                     80,996          9,712     (8,212)(3)        82,496
                                                                ----------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                         242,130        455,211   (202,453)          494,888
                                                                ----------------------------------------------------------

Long-Term Liabilities
  Noncompete agreement                                                      -              -    100,000 (1)       100,000
  Deferred Income taxes                                                                          17,700 (1)        17,700

Shareholders' Equity (Deficit)
  Common stock                                                         21,358         14,875    (13,657)(1)        22,576
  Additional paid-in capital                                        4,551,634              -    421,932 (1)     4,823,566
                                                                                               (150,000)(4)
                                                                ----------------------------------------------------------
                                                                    4,572,992         14,875    258,275         4,846,142

  Advance on common stock retirement                                        -        (10,000)    10,000 (4)             -
                                                                ----------------------------------------------------------
                                                                    4,572,992          4,875    268,275         4,846,142

  Accumulated deficit                                                (561,556)      (319,300)   319,300 (1)      (561,556)
                                                                ----------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                    4,011,436       (314,425)   587,575         4,284,586
                                                                ----------------------------------------------------------
            TOTAL LIABILITIES AND SHAREHOLDERS EQUITY (DEFICIT)$    4,253,566    $   140,786    502,822       $ 4,897,174
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------

See Notes to Pro Forma Consolidated Financial Statements.
                                                                     12

LEGAL RESEARCH CENTER, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                       Pro Forma
                                                              Legal Research      The Law       --------------------------
                                                                Center, Inc.    Office, Inc.    Adjustments  Consolidated
- --------------------------------------------------------------------------------------------------------------------------
Revenues                                                       $    1,404,389   $          -    $         - $   1,404,389
Direct operating costs                                                677,527              -              -       677,527
                                                                ----------------------------------------------------------
            GROSS PROFIT                                              726,862              -              -       726,862

Selling, general, and administrative                                1,154,204        201,691     137,920 (5)    1,573,815
                                                                                                  80,000 (6)
                                                                ----------------------------------------------------------
            OPERATING LOSS                                           (427,342)      (201,691)   (217,920)        (846,953)

Interest (expense) income, net                                         64,089         (4,029)             -        60,060
Equity in net loss of The Law Office, Inc.                            (29,500)             -      29,500 (7)            -
                                                                ----------------------------------------------------------
            NET LOSS                                           $     (392,753)  $   (205,720)  $(188,420)   $    (786,893)
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------

Net loss per share                                             $        (0.33)                              $       (0.62)
                                                                --------------                               -------------
                                                                --------------                               -------------
Weighted average common and common
  equivalent shares outstanding                                     1,191,189                                   1,272,389
                                                                --------------                               ------------
                                                                --------------                               ------------

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1996

                                                                                                       Pro Forma
                                                               Legal Research     The Law       -------------------------
                                                                Center, Inc.    Office, Inc.    Adjustments  Consolidated
- --------------------------------------------------------------------------------------------------------------------------
Revenues                                                       $      441,782   $          -    $         -  $    441,782
Direct operating costs                                                216,125              -              -       216,125
                                                                ----------------------------------------------------------
            GROSS PROFIT                                              225,657              -              -       225,657

Selling, general, and administrative                                  453,254        107,897      51,720 (5)      637,871
                                                                                                  25,000 (6)
                                                                ----------------------------------------------------------
            OPERATING LOSS                                           (227,597)      (107,897)    (76,720)        (412,214)

Interest (expense) income, net                                         49,829         (5,683)             -        44,146
Equity in net loss of The Law Office, Inc.                            (51,500)             -      51,500 (7)            -
                                                                ----------------------------------------------------------
            NET INCOME (LOSS)                                  $     (229,268)  $   (113,580)   $(25,220)    $   (368,068)
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------

Net loss per share                                             $        (0.11)                               $      (0.16)
                                                                --------------                               -------------
                                                                --------------                               -------------
Weighted average common and common
  equivalent shares outstanding                                     2,135,833                                   2,257,633
                                                                --------------                               -------------
                                                                --------------                               -------------

See Notes to Pro Forma Consolidated Financial Statements.

                                                                     13



LEGAL RESEARCH CENTER, INC. AND SUBSIDIARY

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

    BALANCE SHEET

(1) To reflect the purchase of the assets of The Law Office, Inc. based on the assumption that the transaction was completed as of March 31, 1996. The acquisition has been accounted for under the purchase method and, accordingly, the purchase price has been allocated to the assets acquired and the liabilities assumed based on their fair market values. The purchase price of the acquisition is as follows, assuming the acquisition occurred on March 31, 1996:


    Stock issued and cash paid                       $        294,350
    Stock options issued                                       29,550
    Stock redemption liability                                140,000
    Noncompete liability                                      130,000
    Deferred income taxes                                      17,700
    Tangible book deficit per historical financial
      statements, net of loss previously recognized           333,731
                                                       --------------
                                                     $        945,331
                                                       --------------
                                                       --------------

    Allocated to:
      Microsoft contract                             $         70,800
      Noncompete agreement                                    130,000
      Goodwill                                                744,531
                                                       --------------
                                                     $        945,331
                                                       --------------
                                                       --------------

    The excess of the purchase price above the fair value of the assets has been assigned to intangible assets which are being amortized over one and one half to five years.

(2) To adjust The Law Office, Inc. furniture and equipment to estimated fair market value.

(3) To eliminate the LRC notes receivable from The Law Office, Inc. and the associated accrued interest.

(4) To record the redemption of common stock by The Law Office, Inc. before the purchase by Legal Research Center, Inc. which was a prerequisite to the consummation of the purchase transaction.

LEGAL RESEARCH CENTER, INC. AND SUBSIDIARY

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

    STATEMENT OF OPERATIONS

    The unaudited pro forma consolidated statement of operations for the year ended December 31, 1995, includes the operations of Legal Research Center, Inc. for the year and operations and pro forma adjustments for the Law Office, Inc. from May 3, 1995, the date operations commenced.

(5) To record the amortization of the portion of the purchase price allocated to intangible assets with amortization periods ranging from one and one half to five years.

(6) To record salary expense for the president of the Law Office, Inc., who entered into an employment agreement on May 15, 1996, at a base annual salary of $100,000.

(7) To eliminate Legal Research Center, Inc.'s equity in net loss of The Law Office, Inc.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 29, 1996.

                                            LEGAL RESEARCH CENTER, INC.



                                            By   /S/CHRISTOPHER R. LJUNGKULL
                                              ------------------------------
                                                   Christopher R. Ljungkull,
                                                   Chief Executive Officer

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